Investor Presentation Third Quarter 2023 Exhibit 99.2

Information Related to Forward-Looking Statements Statements concerning interest rates, portfolio allocation, financing costs, portfolio hedging, prepayments, dividends, book value, utilization of loss carryforwards, any change in long-term tax structures (including any REIT election), use of equity raise proceeds and any other guidance on present or future periods constitute forward-looking statements that are subject to a number of factors, risks and uncertainties that might cause actual results to differ materially from stated expectations or current circumstances. These factors include, but are not limited to, inflation, changes in interest rates, increased costs of borrowing, decreased interest spreads, credit risks underlying the Company’s assets, especially related to the Company’s mortgage credit investments, changes in political and monetary policies, changes in default rates, changes in prepayment rates and other assumptions underlying our estimates related to our projections of future earnings available for distribution, changes in the Company’s returns, changes in the use of the Company’s tax benefits, the Company’s ability to qualify and maintain qualification as a REIT, changes in the agency MBS asset yield, changes in the Company’s monetization of net operating loss carryforwards, changes in the Company’s investment strategy, changes in the Company’s ability to generate cash earnings and dividends, preservation and utilization of the Company’s net operating loss and net capital loss carryforwards, impacts of changes to and changes by Fannie Mae and Freddie Mac, actions taken by the U.S. Federal Reserve, the Federal Housing Finance Agency and the U.S. Treasury, availability of opportunities that meet or exceed the Company’s risk adjusted return expectations, ability and willingness to make future dividends, ability to generate sufficient cash through retained earnings to satisfy capital needs, the Company's ability to consummate the proposed plan of merger with Ellington Financial, the uncertainty and economic impact of a resurgence of the coronavirus (COVID-19) pandemic or other public health emergencies, and the effect of general economic, political, regulatory and market conditions, including the impact of a potential recessionary environment. These and other material risks are described in the Company's most recent Annual Report on Form 10-K and any other documents filed by the Company with the SEC from time to time, which are available from the Company and from the SEC, and you should read and understand these risks when evaluating any forward-looking statement. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect the Company. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Q3 2023 Financial Highlights $6.41 book value per common share as of September 30, 2023 A 3.5% decrease from $6.64 book value per common share as of June 30, 2023 $0.26 GAAP net loss attributable to common shareholders per diluted common share $0.07 non-GAAP earnings available for distribution(1) per diluted common share 0.4 to 1 “at risk” leverage ratio(2) as of September 30, 2023 Special meeting of the Company’s shareholders to be held on December 12, 2023 to consider and vote on the previously announced plan of merger with Ellington Financial Inc. (“EFC”) Each share of Company’s common stock would receive 0.3619 shares of EFC common stock and $0.09 in cash A reconciliation of non-GAAP earnings available for distribution to GAAP net income (loss) available (attributable) to common stock is provided on slide 11. Calculated the ratio of the sum of repurchase agreement financing, net payable or receivable for unsettled securities, net contractual forward price of TBA commitments and financing embedded in MSR financing receivables less cash and cash equivalents compared to investable capital. Investable capital is calculated as the sum of stockholders’ equity and long-term unsecured debt.

Investment Portfolio Allocation as of September 30, 2023 Investment Asset Allocation Invested Capital Allocation Calculated the ratio of the sum of repurchase agreement financing, net payable or receivable for unsettled securities, net contractual forward price of TBA commitments and financing embedded in MSR financing receivables less cash and cash equivalents compared to investable capital. Reflects the Company’s net investment of $1,726 in a variable interest entity with gross assets and liabilities of $1,817 and $91, respectively, that is consolidated for GAAP financial reporting purposes. Reflects $520,851 in agency MBS and a net short TBA position of $406,204. Investable capital is calculated as the Company’s GAAP shareholders’ equity plus long-term unsecured debt.

MSR Related Assets Allocated Investable Capital (1) as of Quarter End $191.8 million Invested Capital Allocation % 64% Leverage Ratio as of Quarter End 0.0x Q3 Weighted Average GAAP Asset Yield 14.63% MSR Related Assets as of September 30, 2023 (Dollars in thousands) AAIC has a strategic relationship with a licensed, GSE approved mortgage servicer that enables us to garner the economic return of an investment in an MSR purchased by the servicer For an MSR purchased by our partner, AAIC: purchases the excess servicing spread entitling the Company to servicing fees in excess of 12.5 basis points; and funds the balance of the MSR in exchange for an unsecured right to payment equal to the underlying base servicing fee of 12.5 basis points less the costs of servicing and any proceeds from the sale of the underlying MSR, less a monthly oversight fee and an incentive fee At our option, we can direct our partner to leverage our capital Investable capital is calculated as the Company’s GAAP shareholders’ equity plus long-term unsecured debt. During Q2 2023, the Company and the mortgage servicing counterparty agreed to an early payment of $9,650 in full satisfaction of the Company's remaining incentive fee payment obligations for the three-year performance periods ending December 31, 2023 and April 1, 2024. Cumulatively, the Company paid $10,794 in incentive fee payments to the Company's mortgage servicing counterparty, all of which were paid during 2023.

Credit Investments Investable capital is calculated as the Company’s GAAP shareholders’ equity plus long-term unsecured debt. Leverage ratio is calculated as [short-term secured financing collateralized by credit investments +(-) net payable (receivable) for unsettled securities] divided by the allocated investable capital. Reflects the Company’s net investment in consolidated VIEs on a net basis. Levered net interest income (“NII”) return is calculated as the sum of GAAP net interest income attributable to credit investments divided by the weighted average amortized cost basis of credit investments net of the weighted average balance of credit investment secured financing for the period, annualized. Reflects the Company’s net investment of $1,726 in a variable interest entity with gross assets and liabilities of $1,817 and $91, respectively, that is consolidated for GAAP financial reporting purposes on a net basis. Allocated Investable Capital (1) as of Quarter End $49.3 million Invested Capital Allocation % 17% Leverage Ratio as of Quarter End (2) 1.6x Q3 GAAP Levered NII Return Based on Cost (3) 14.27% Credit Investment Portfolio as of September 30, 2023 (Dollars in thousands)

Agency MBS Investments Agency MBS Investment Portfolio as of September 30, 2023 (Dollars in thousands) Investable capital is calculated as the Company’s GAAP shareholders’ equity plus long-term unsecured debt. Leverage ratio is calculated as [repurchase agreement financing collateralized by agency MBS +(-) net payable (receivable) for unsettled securities +(-) net long (short) TBA position] divided by the allocated investable capital. Levered net interest income (“NII”) return is calculated as the sum of GAAP net interest income attributable to agency MBS, TBA dollar roll income (expense) and interest rate swap net income (expense) divided by the weighted average amortized cost basis of agency MBS net of the weighted average balance of agency MBS repurchase agreement financing for the period, annualized. To-be-announced (“TBA”) forward purchase and sale agreements are reflected on the balance sheets as derivative assets and liabilities at fair value with a net carrying amount of $9,421 as of September 30, 2023. Allocated Investable Capital (1) as of Quarter End $57.7 million Invested Capital Allocation % 19% Leverage Ratio as of Quarter End (2) 1.0x Q3 Weighted Average Constant Prepayment Rate 5.31% Q3 Weighted Average GAAP Asset Yield 4.34% Q3 Levered NII Return Based on Cost (3) 1.37%

Book Value Per Share Rollforward Net of income tax provision (benefit) for TRS investment gain (loss), net. Net of accrued incentive fees to the Company’s third-party investment manager. Excludes TBA dollar roll income (expense) which is included in non-GAAP earnings available for distribution. Excludes net interest income earned or expense incurred from interest rate swap agreements which is included in non-GAAP earnings available for distribution. Non-recurring corporate transaction expenses represent non-recurring legal and professional service fees related to the sale process of the Company and proposed plan of merger with Ellington Financial.

Publicly Traded Capital Class A Common Stock Ticker: AAIC Exchange: NYSE Market Capitalization: $126 million (1) Senior Notes Due 2026 Ticker: AAIN Exchange: NYSE Per Annum Interest Rate: 6.00% Current Strip Yield per Annum: 8.59%(1)(2) Maturity Date: August 1, 2026 Series B Cumulative Perpetual Redeemable Preferred Stock Ticker: AAIC PrB Exchange: NYSE Per Annum Dividend Rate: 7.00% Payable Quarterly Current Strip Yield per Annum: 9.06%(1)(2) As of November 8, 2023. Source: Bloomberg Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock Ticker: AAIC PrC Exchange: NYSE Per Annum Dividend Rate: 8.25% Payable Quarterly Current Strip Yield per Annum: 8.72%(1)(2) Senior Notes Due 2025 Ticker: AIC Exchange: NYSE Per Annum Interest Rate: 6.75% Current Strip Yield per Annum: 10.26%(1)(2) Maturity Date: March 15, 2025

Balance Sheet Represents common shares outstanding plus vested restricted stock units convertible into common stock less shares of unvested restricted common stock. The amount of unvested restricted common stock was 828 as of September 30, 2023. Does not include performance-based restricted stock units that are convertible into common stock following both the achievement of performance goals over applicable performance periods and continued employment. The number of shares of common stock issuable under outstanding performance-based restricted stock units can range from zero to 4,457 as of September 30, 2023. Represents common shares outstanding, including restricted stock, plus vested restricted stock units convertible into common stock and performance-based restricted stock units to be earned or vested upon closing of sale to EFC. Book value and diluted book value per common share are calculated as total equity less the preferred stock liquidation preference divided by common shares outstanding and diluted common shares outstanding, respectively. Calculated as the ratio of the sum of repurchase agreement financing, net payable or receivable for unsettled securities, net contractual forward price of TBA commitments and financing embedded in MSR financing receivables less cash and cash equivalents compared to investable capital. Investable capital is calculated as the sum of stockholders’ equity and long-term unsecured debt.

Statement of Comprehensive Income

Non-GAAP Earnings Available for Distribution(1) Earnings available for distribution (formerly referred to as core operating income) is a non-GAAP financial measures used by management to evaluate the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as assist with the determination of the appropriate level of periodic dividends to stockholders. The Company believes that earnings available for distribution assist investors in understanding and evaluating the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as its earnings capacity. A limitation of utilizing this non-GAAP financial measure is that the effect of accounting for “non-core” events or transactions in accordance with GAAP does, in fact, reflect the financial results of our business and these effects should not be ignored when evaluating and analyzing our financial results. The Company believes that net income and comprehensive income determined in accordance with GAAP should be considered in conjunction with earnings available for distribution. Non-recurring corporate transaction expenses represent non-recurring legal and professional service fees related to the sale process of the Company and proposed plan of merger with Ellington Financial. Earnings Available for Distribution Per Diluted Share Rollforward – Q3 2023 vs. Q2 2023